COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio – Asset Allocation Fund

(the “Fund”)

Supplement dated November 16, 2012 to the Fund’s Prospectus

dated May 1, 2012, as supplemented

Underlying Funds. The line in the table for Columbia Strategic Investor Fund in the section of the Fund’s prospectus entitled “Additional Information About Underlying Funds and Risks—Underlying Funds Summary” is hereby modified as follows:

The Underlying Funds

	Investment Objectives	Principal Investment Strategies

Columbia Global Dividend Opportunity Fund (formerly, Columbia Strategic Investor Fund)	The Fund seeks total return, consisting of current income and capital appreciation.	Under normal circumstances, the Fund invests at least 80% of its net assets in income-producing (dividend-paying) equity securities of U.S. and foreign companies. Equity securities include, for example, common stock, preferred stock, convertible securities and shares of real estate investment trusts (REITs). The Fund invests principally in securities of companies that the Investment Manager believes are attractively valued and have the potential for long-term growth. Under normal circumstances, the Fund will invest at least 40% of its net assets in foreign securities, including securities of companies in emerging market countries. The Fund may invest directly in foreign securities or indirectly through depositary receipts. The Fund may invest in derivatives, including futures, forwards, options, swap contracts and other derivative instruments.

In addition, all references to Corporate Bond Portfolio, Mortgage- and Asset-Backed Portfolio, Columbia 120/20 Contrarian Equity Fund and Columbia Global Extended Alpha Fund as Underlying Funds in this table are removed.

The following is added to the section of the Funds’ prospectuses entitled “Principal Risks of Investing in the Fund and Underlying Funds—Additional Information About Underlying Funds and Risks”:

•

Depositary Receipts Risk – Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Shareholders should retain this Supplement for future reference.

C-1471-12 A (11/12)